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                           STOCK PURCHASE AGREEMENT

    STOCK PURCHASE AGREEMENT dated as of September 7, 1995 by and between Paul Ramsay Holdings Pty. Limited, an Australian corporation (the "Buyer"), and Ramsay Health Care, Inc., a Delaware corporation (the "Seller").

                             W I T N E S S E T H:

    WHEREAS, the Buyer desires to purchase 266,667 shares of common stock, $.01 par value ("Common Stock"), of the Seller (the "Shares"), and the Seller desires to issue and sell to the Buyer, for the consideration hereinafter provided, the Shares.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   SECTION I

                        PURCHASE AND SALE OF THE SHARES

    A. Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Seller hereby agrees to sell, issue and convey to the Buyer on the Closing Date (as hereinafter defined), and the Buyer hereby agrees to purchase, acquire and accept from the Seller on the Closing Date, the Shares.

    B. Purchase Price. The Buyer hereby agrees, subject to an in accordance with the terms and conditions hereof, to pay to the Seller on the Closing Date, upon receipt of the certificate referred to in paragraph C of this Section I, the sum of $1,000,001.25, representing a purchase price of $3.75 per share of Common Stock (the "Purchase Price"), payable in cash by certified or official bank check or direct bank wire transfer of immediately available funds to a bank account or accounts to be designated by the Seller.

    C. Delivery of the Shares. Delivery of the Shares shall be made by the Seller to the Buyer on the Closing Date by delivering a certificate of the Seller representing 266,667 shares of Common Stock of the Seller registered in the name of the Buyer, such certificate to be


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accompanied by any requisite documentary or stock transfer taxes.

    D. The Closing. The closing of the sale of the Shares to the Buyer shall occur on October 16, 1995 (the "Closing Date"), or on such other date as shall be mutually agreed to between the Seller and the Buyer.

                                  SECTION II

                        REPRESENTATIONS AND WARRANTIES
                                 OF THE SELLER

    The Seller hereby represents and warrants to the Buyer, as of the date hereof and as of the Closing Date, that:

    A. Organization; Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.

    B. Authority. The Seller has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Seller, the performance by the Seller of its covenants and agreements hereunder and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

    C. No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By-Laws of the Seller or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien
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                                                                               3


pursuant to the terms of any contract or agreement to which the Seller is a party or by which the Seller or any of its assets is bound.

    D. Authorization of Shares. The Shares being purchased by the Buyer hereunder have been duly and validly authorized and, upon delivery of the certificate representing ownership by the Buyer of the Shares as herein provided, for the consideration herein provided, such Shares will be duly and validly issued, fully paid and nonassessable.

                                  SECTION III

                        REPRESENTATIONS AND WARRANTIES
                                 OF THE BUYER

    The Buyer hereby represents and warrants to the Seller, as of the date hereof and as of the Closing Date, that:

    A. Authority. The Buyer has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Buyer, the performance by the Buyer of its covenants and agreements hereunder and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

    B. No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Buyer is a party or by which the Buyer or any of its assets is bound.
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    C. Investment in the Seller.

       (i) The Buyer understands that the Seller proposes to issue and deliver to the Buyer the Shares pursuant to this Agreement without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); that for such purpose the Seller will rely upon the representations and warranties of the Buyer contained herein; and that such non-compliance with registration is not permissible unless such representations and warranties are correct.

       (ii) The Buyer understands that, under existing rules of the Securities and Exchange Commission (the "SEC"), the Buyer may be unable to sell the Shares except to the extent that the Shares may be sold (i) pursuant to an effective registration statement covering such sale pursuant to the Securities Act and applicable state securities laws or an applicable exemption therefrom or (ii) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on any resale or (iii) subject to the restrictions contained in Rule 144 under the Securities Act ("Rule 144").

       (iii) The Buyer is not relying on the Seller respecting the financial, tax and other economic considerations of an investment in the Common Stock, and the Buyer has relied on the advice of, or has consulted with, only its own advisors.

       (iv) The Buyer is familiar with the provisions of Rule 144 and the limitations upon the availability and applicability of such rule.

       (v) The Buyer is a sophisticated investor familiar with the type of risks inherent in the acquisition of restricted securities such as the Shares and its financial position is such that it can afford to retain the Shares for an indefinite period of time without realizing any direct or indirect cash return on its investment.

       (vi) The Buyer has such knowledge and experience in financial, tax and business matters so as to enable the Buyer to utilize the information made available to the Buyer in connection with the issuance of the Shares to the Buyer and to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.


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       (vii) The Buyer is purchasing the Shares as an investment for its sole account, and without any present view towards the resale or other distribution thereof.

    D. Legend. Each certificate representing Shares shall contain upon its face or upon the reverse side thereof a legend to the following effect:

         "These securities have not been registered under the Securities Act of 1933, as amended, or qualified under state securities laws and may not be sold, pledged, or otherwise transferred unless (a) covered by an effective registration statement under the Securities Act of 1933, as amended, and qualified under applicable state securities laws, or (b) the Corporation has been furnished with an opinion of counsel acceptable to the Corporation to the effect that no registration or qualification is legally required for such transfer."

                                  SECTION IV

                CONDITIONS TO THE SELLER'S OBLIGATION TO CLOSE

    The obligation of the Seller to sell the Shares and otherwise to consummate the transactions contemplated by this Agreement on the Closing Date is subject to the following conditions precedent, any or all of which may be waived by the Seller in the Seller's sole discretion, and each of which the Buyer hereby agrees to use its reasonable best efforts to satisfy at or prior to the Closing:

    A. Representations, Warranties and Covenants. The representations and warranties of the Buyer contained herein shall be true and correct at and as of the Closing Date with the same effect as though all such representations and warranties were made at and as of the Closing Date and the Buyer shall have complied with all of its covenants and agreements contained herein required to be complied with on or prior to the Closing Date.

    B. No Litigation. No action, suit, proceeding, writ, judgment, injunction, decree or similar order of any governmental entity, authority or agency or of any other third party restraining, enjoining or otherwise preventing the consummation of any of the transactions contemplated by this Agreement, or seeking to obtain any damages or any other relief as a result of this Agreement or any of the transactions contemplated hereby, shall be pending or threatened.
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    C. Approvals.  All governmental, corporate and other third party filings, consents, authorizations and approvals (if any) that are required for the consummation of the transactions contemplated hereby shall have been duly made and obtained in form and substance reasonably satisfactory to the Seller.

                                   SECTION V

                 CONDITIONS TO THE BUYER'S OBLIGATION TO CLOSE

    The obligation of the Buyer to purchase the Shares and otherwise to consummate the transactions contemplated by this Agreement on the Closing Date is subject to the following conditions precedent, any or all of which may be waived by the Buyer in its sole discretion, and each of which the Seller hereby agrees to use its reasonable best efforts to satisfy at or prior to the Closing:

    A. Representations, Warranties and Covenants. The representations and warranties of the Seller contained herein shall be true and correct at and as of the Closing Date with the same effect as though all such representations and warranties were made at and as of the Closing Date and the Seller shall have complied with all of its covenants and agreements contained herein required to be complied with on or prior to the Closing Date.

    B. No Litigation. No action, suit, proceeding, writ, judgment, injunction, decree or similar order of any governmental entity, authority or agency or of any other third party restraining, enjoining or otherwise preventing the consummation of any of the transactions contemplated by this Agreement, or seeking to obtain any damages or any other relief as a result of this Agreement or any of the transactions contemplated hereby, shall be pending or threatened.

    C. Approvals. All governmental, corporate and other third party filings, consents, authorizations and approvals (if any) that are required for the consummation of the transactions contemplated hereby will have been duly made and obtained in form and substance reasonably satisfactory to the Buyer.

    D. No Restrictions on Management Fees. All conditions and other restrictions on the payment of Ramsay Management Fees (as defined below) by the Seller set forth in paragraph 2 under the caption "New and Amended Covenants"
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in the Extension Request and Amendment - Proposed Terms and Conditions delivered to the Seller by Societe Generale, New York Branch, under its cover letter of June 28, 1995, shall have been withdrawn, by means of documentation in form and substance satisfactory to the Buyer, and no other restriction or condition to the payment of Ramsay Management Fees (as defined in the Credit Agreement dated as of May 15, 1993 (the "Credit Agreement"), among the Seller, certain subsidiaries of the Seller, Societe Generale, New York Branch, First Union National Bank of North Carolina and Hibernia Bank) shall exist, including under the Credit Agreement (or any amendment, modification or supplement thereof) or under any other agreement or document to which the Seller is a party, other than any restrictions in effect on the date hereof and set forth in the Credit Agreement, the Life Company Indenture (as defined in the Credit Agreement) and the Ramsay Management Fee Subordination Agreement (as defined in the Credit Agreement).

                                  SECTION VI

                                 MISCELLANEOUS

    A. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally, by telecopy or sent by registered or certified mail, postage prepaid, as follows:

                    (1)  if to the Buyer:

                         154 Pacific Highway
                         Greenwich NSW 2065
                         Australia
                         Telecopy:  (011) 61-2-906-5205

                    (2)  if to the Seller:

                         One Poydras Plaza
                         639 Loyola Avenue
                         Suite 1700
                         New Orleans, Louisiana  70113
                         Attention: President
                         Telecopy No.:  (504) 585-0500

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date











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of delivery, if hand delivered or delivered by telecopy, and five days after the date of mailing, if mailed.

    B. Survival of Representations. Each representation, warranty, covenant and agreement of the parties hereto herein contained shall survive the execution of this Agreement, notwithstanding any investigation at any time made by or on behalf of any party hereto.

    C. Entire Agreement. This Agreement and the documents referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

    D. Assignment. This Agreement shall not be assignable by the Seller or the Buyer except pursuant to a writing executed by each of the parties hereto; provided that the Buyer may assign any of its rights hereunder to any affiliate of the Buyer which agrees to be bound by all of the obligations of the Buyer hereunder or to any lender in connection with any financing transaction entered into by the Buyer or any of its affiliates.

    E. Invalidity, Etc. If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

    F. Expenses. Except as expressly set forth herein, each of the parties hereto shall bear such party's own expenses in connection with this Agreement and the transactions contemplated hereby.

    G. Headings. The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

    H. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    I. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.
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    J. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

    K. Third Party Beneficiary. This Agreement shall not create any rights in favor of any person not a party hereto.

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    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                     PAUL RAMSAY HOLDINGS PTY. LIMITED

                                     By:  /s/ [Signature appears here]
                                        -----------------------------------
                                        Name:
                                        Title: Director

                                     RAMSAY HEALTH CARE, INC.

                                     By:  /s/ [Signature appears here]
                                        -----------------------------------
                                        Name:
                                        Title: President
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                                                                              10



    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                     PAUL RAMSAY HOLDINGS PTY. LIMITED

                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     RAMSAY HEALTH CARE, INC.

                                     By:  /s/ [Signature appears here]
                                        -----------------------------------
                                        Name:
                                        Title: President